CSFB 05-8

Group 7

Pay rules

1.

Pay according to the aggregate PAC A as follows:

a.

Concurrently:

i.

54.8636937955% to the 7P1 until retired

ii.

45.1363062045% sequentially to the 3A13, 3A14, 3A15, 3A16 until retired

2.

Pay sequentially as follows:

a.

Pay pro-rata to the 7FL1, 7IN1, 7C1 until retired

b.

Pay the 7C2 until retired

3.

Pay disregarding the aggregate PAC A as follows:

a.

Concurrently:

i.

54.8636937955% to the 7P1 until retired

ii.

45.1363062045% sequentially to the 3A13, 3A14, 3A15, 3A16 until retired

Notes

Floater Bonds:

7FL1– 0 day delay, 1ML + 1.40%, 6.00% Cap, 1.40% Floor, Initial Libor – 3.50%

Inverse Bonds:

7IN1 – 0 day delay, 50.6% - 11*1ML, 50.6% Cap, 0% Floor, Initial Libor – 3.50%

Pxing Speed = 300PSA

Settlement = 8/31/05